UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2012

MED ONE OAK, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-49999 (Commission File Number)	13-4025362 (IRS Employer Identification No.)

9201 Pinecroft Drive,  Shenandoah, TX 77380
(Address of Registrant’s principal executive offices)

281-348-4021
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      Entry into a Material Definitive Agreements

Employment Agreements for Key Executives

As of November 21, 2012, Med One Oak, Inc. (the “Company”) entered into Executive Employment Agreements with Ivan Wood, Jr. (“Wood”) and Pamela J. Roth (“Roth”) (Wood and Roth, collectively, the “Executives”).  Under the Executive Employment Agreements, on January 1, 2013, Wood became the Chief Executive Officer and President of the Company and Roth became the Chief Financial Officer of the Company.  Each Executive Employment Agreement was executed as of November 21, 2012, with an effective date of January 1, 2013.

Each Executive Employment Agreement has an initial term of one year.  During the term of the Executive Employment Agreements, Wood shall be paid an annual base salary of $500,000, and Roth shall be paid an annual base salary of $290,000. At the end of the initial term, each Executive Employment Agreement automatically renews for one-year periods unless the agreement is sooner terminated in accordance with the terms thereof.

The Executives are eligible for annual performance bonuses upon satisfactory completion of one year of employment by the Company and thereafter upon attainment of mutually agreed goals and objectives.  Such bonuses will be in amounts as the Board deems appropriate or as mutually agreed to.  The Executives are entitled to participate in all employee savings and welfare benefit plans and other employee programs made available to the Company’s senior-level executives.

In connection with each Executive Employment Agreement, the Company also entered into a Restricted Stock Agreement dated as of November 21, 2012 with the Executives.  Wood was granted 1,100,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”), and Roth was granted 500,000 shares of Common Stock.  Subject to certain exceptions set forth in both Restricted Stock Agreements, the shares of Common Stock granted pursuant to the Restricted Stock Agreements vest on the following schedule: (a) 50% of the shares granted to each Executive vested on January 1, 2013, (b) 25% of the shares granted to the Executives vest on January 1, 2014 so long as they remain employed by the Company on such date, and (c) the remaining 25% of the shares granted vest on January 1, 2015 so long as the Executive remains employed by the Company on such date.  The Restricted Stock Agreements provide that the shares of Restricted Stock acquired by each Executive shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for a period of eighteen (18) months after the vesting of such shares and that the Company shall retain possession of the certificates representing such shares of Restricted Stock until such time as the restriction shall have lapsed.  The shares of Common Stock were granted to the Executives in a private transaction under an exemption from registration contained in Section 4(2) of the Securities Act of 1933, in exchange for services to be provided by the Executives to the Company.  As a result of the January 1, 2013 vesting, and as of the date of this Report, the total number of outstanding shares of Common Stock increased to 1,959,298 shares.

Promissory Note

Effective December 31, 2012, the Company entered into a Promissory Note (the “Note”) as borrower in favor of Greater Houston Physician Medical Association, PLLC (“GHPMA”) whereby the Company received the right to draw up to $1,500,000 from GHPMA upon receipt of an approved line of credit draw advance form.  The approved money shall be used for working capital purposes.  The Note accrues 4.25% interest per annum and matures and is payable in full on September 30, 2013.  The principal and all accrued and unpaid interest is payable either in the form of cash or shares of Common Stock, as mutually agreed upon by GHPMA and the Company.  If repayment shall be in shares of Common Stock, the number of shares payable will be determined based upon the then fair market value of the Common Stock.  At any time while not in default, the Company may prepay outstanding principal and interest without penalty. The Note is secured with the assets of the Company with first lien rights to GHPMA.

Background

As of the date of this Report, the Company has no assets or operations and is a shell company as defined by Rule 12b-2 under the Securities Exchange Act of 1934, as amended.  The Company entered into the Executive Employment Agreements and the Promissory Note in anticipation of working towards effecting one or more transactions to acquire or purchase as of yet unidentified assets and operations in the health care industry.  No assurances can be given that the Company will succeed in acquiring or purchasing any such assets and operations.  However, any such acquisition or purchase may involve:

•	a material change in the Company’s present capitalization;

•	a material change in the composition of the Company’s board of directors;

•	the issuance of a significant amount of the Company’s securities; and

•	the acquisition of significant assets and commencement of business operations.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is hereby incorporated by reference.

ITEM 3.02.                      Unregistered Sale of Securities

The information contained in Item 1.01 is hereby incorporated by reference.

ITEM 5.01.                      Change in Control of Registrant

On December 31, 2012, two Texas limited partnerships, Brain 81, LP (“Brain 81”), and Oak Brain, LP (“Oak Brain”) (Brain 81 and Oak Brain, collectively, the “Buyers”), each entered into a Stock Purchase Agreement (collectively, the “SPAs”) with Choksi, Ltd. (the “Seller”) pursuant to which the Buyers purchased an aggregate of 1,130,843 shares of Common Stock, all restricted as to resale, representing 57.7% of all outstanding shares of Common Stock, for an aggregate purchase price of $565,421.50. The source of funds was a combination of cash on hand and promissory notes.

On December 31, 2012, the Company’s board of directors (the “Board”) increased the size of the Board and appointed four new members to the Board.  For more information about the election of directors, and the current Board members as of the date of this Report, see Item 5.02 below, which is incorporated by reference herein. There are no arrangements or understandings among the members of the former and new majority stockholders of the Company and their associates with respect to election of directors or other matters.

At the closing of the transactions contemplated by the SPAs as of December 31, 2012, there was a change of control of the Company as the Buyers became the holders of approximately 57.7% of the outstanding Common Stock.  The Company currently has a total of 1,959,298 shares of Common Stock outstanding.  The appointment of the new members of the Board as of December 31, 2012, also evidenced a change in control of the Company.  The following table lists stock ownership of the Common Stock as of January 7, 2013. The information includes beneficial ownership by (i) holders of more than 5% of Common Stock, (ii) each of the Company’s directors and executive officers and (iii) all directors and executive officers as a group. Each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned unless otherwise noted.

Security Ownership of Management and Certain Beneficial Owners
Executive Officers and Directors
Title of Class	Name, Title and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common Stock	Ivan Wood, Jr. CEO, President & Director 909 Fannin Street, Suite 2300 Houston, TX 77010	785,125 (1)	40.1%
Common Stock	David Ellent, M.D. Vice-President & Director 9201 Pinecroft Drive Shenandoah, TX 77380	235,125 (2)	12.0%
Common Stock	Brandon Creighton Director 9201 Pinecroft Drive Shenandoah, TX 77380	0	0%
Common Stock	Joel Kerschenbaum, M.D. Director 9201 Pinecroft Drive Shenandoah, TX 77380	11,082 (3)	.6%
Common Stock	John V. Peet, M.D. Director 9201 Pinecroft Drive Shenandoah, TX 77380	29,590 (3)	1.5%
Common Stock	Pamela J. Roth CFO 9201 Pinecroft Drive Shenandoah, TX 77380	250,000(4)	12.8%
	All Executive Officers and Directors as a Group (6 persons)	1,310,922	66.9%

Beneficial Owners of More Than 5% of Company’s Equity
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Oak Brain, LP 9201 Pinecroft Drive Shenandoah, TX 77380	576,730(5)	29.4%
Common Stock	Brain 81, LP 9201 Pinecroft Drive Shenandoah, TX 77380	554,113(6)	28.3%
Common Stock	Brain 3, LLC 9201 Pinecroft Drive Shenandoah, TX 77380	1,130,843(7)	57.7%
Common Stock	Asit Jaykant Choksi, M.D. 46 South Windsail Place The Woodlands, TX 77381	117,562 (8)	6.0%

(1)
(Wood) Includes (i) 550,000 shares that vested on January 1, 2013 in accordance with that certain Restricted Stock Agreement described in Item 1.01 of this Report, (ii) 226,078 shares beneficially owned through his limited partnership interest in Oak Brain, LP; and (iii) 9,047 shares beneficially owned through his 40% membership interest in Brain 3, LLC.  For more information on Oak Brain, LP or Brain 3, LLC, see below footnotes 5 and 7 respectively.  Does not include an additional 550,000 shares that have not vested under said Restricted Stock Agreement.

(2)
(Ellent) Includes (i) 226,078 shares beneficially owned through his limited partnership interest in Oak Brain, LP; and (ii) 9,047 shares beneficially owned through his 40% membership interest in Brain 3, LLC.  For more information on Oak Brain, LP or Brain 3, LLC, see below footnotes 5 and 7 respectively.

(3)	(Peet & Kerschenbaum) These shares are beneficially owned by such person through such person’s limited partnership interest in Brain 81, LP. For more information on Brain 81, LP, see below footnote 6.

(4)
(Roth) Includes (i) 250,000 shares that vested on January 1, 2013 in accordance with that certain Restricted Stock Agreement described in Item 1.01 of this Report.  Does not include an additional 250,000 shares that have not vested under said Restricted Stock Agreement.

(5)	(Oak Brain) The general partner of this limited partnership, Brain 3, LLC, possesses the right to vote all such shares. For more information on Brain 3, LLC, see below footnote 7.

(6)	(Brain 81) The general partner of this limited partnership, Brain 3, LLC, possesses the right to vote all such shares. For more information on Brain 3, LLC, see below footnote 7.

(7)
(Brain 3) Includes all shares owned by Oak Brain, LP and Brain 81, LP, for whom Brain 3, LLC serves as general partner and possesses the right to vote all such shares.  To avoid duplication, this figure does not include 22,617 shares beneficially owned through its limited partnership interests in Oak Brain, LP and Brain 81, LP.  For more information on Oak Brain, LP and Brain 81, LP, see above footnotes 5 and 6.

(8)
(Choksi) Includes (i) 113,039 shares beneficially owned through his limited partnership interest in Oak Brain, LP; (ii) 4,523 shares beneficially owned through his membership interest in Brain 3, LLC.  For more information on Oak Brain, LP or Brain 3, LLC, see above footnotes 5 and 7, respectively.

Information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting the Common Stock upon consummation of the transactions discussed in this Item 5.01 is set forth in the Company’s most recently filed Form 10-K and Form 10-Q, which are hereby incorporated by reference, as supplemented by Items 1.01, 2.03, 3.02, 5.01, 5.02 and 9.01 herein, which are hereby incorporated by reference.

ITEM 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors or Principal Officers

Effective December 31, 2012, the Board accepted the resignation of Asit Jaykant Choksi, M.D., from his position as a member of the Board as well as the Company’s Chief Executive Officer, President, Secretary, and Treasurer.  Dr. Choksi’s decision to submit his resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Executive Officers

On January 1, 2013, the Board elected Ivan Wood, Jr. as the Company’s Chief Executive Officer and President, Pamela J. Roth as its Chief Financial Officer, and David P. Ellent, M.D. as its Vice-President.

Ivan Wood, Jr., age 65, was elected as the Company’s Chief Executive Officer and President on January 1, 2013, when he was also elected to the Board.  Wood was a partner in the law firm of Strasburger & Price, LLP from 2000 until January 1, 2013, when he became Of Counsel to the firm.  Since 1976, Wood has practiced general corporate law, with particular emphasis on clients in the healthcare industry, including hospitals, ambulatory care facilities, home care providers, and physicians.  Wood holds a J.D. from the University of Texas School of Law, as well as a B. B.A. from the University of Texas.  A description of Wood’s employment agreement is set forth above under Item 1.01.

Pamela J. Roth, CPA, age 48, joined the Company as its Chief Financial Officer on January 1, 2013. Prior to joining the Company and since 2010, Roth worked at Albeck, a private accounting and consulting organization, as a consulting partner.  From 2005 until 2010, Roth was an audit partner with BDO USA, LLP.  From 1987 until 2005, Roth held multiple positions with Ernst & Young, leaving as a senior manager, and also served as Associate Director of Financial Reporting for American General Corporation and as Assistant Controller for Transamerica Fund Management Company.  Roth is a Texas licensed Certified Public Accountant and is an active member of the American Institute of CPAs and the Texas Society of Certified Public Accountants. She is a graduate of Texas A&M University and has served as a member of the Texas A&M University Accounting Advisory Council since 2006. A description of Roth’s employment agreement is set forth above under Item 1.01.

David P. Ellent, M.D., age 37, became the Company’s Vice-President on January 1, 2013, and on December 31, 2012 was also elected to the Board as its Chair.  Ellent is a Medical Oncology Physician with Greater Houston Physician’s Medical Association (GHPMA).  Ellent is Board Certified in Internal Medicine and Medical Oncology and has worked with GHPMA/Greater Houston Cancer Clinic since 2007.  Dr. Ellent’s education includes a B.A. in Biology from Rutgers University (1996); earning his Medical Degree from New Jersey Medical School (2000); completing an Internal Medicine residency program at the University of Medicine and Dentistry of New Jersey (2003) and a Hematology and Medical Oncology Fellowship at the University of Texas M.D. Anderson Cancer Center (2007).  Dr. Ellent has participated in Hematology / Oncology related research programs and has been credited with multiple publications throughout his career.  Dr. Ellent is not being compensated for his services as the Company’s Vice-President.

Appointment of Directors

Brandon Creighton, age 42, was elected to the Board effective December 31, 2012.  Creighton is a Republican member of the Texas House of Representatives, representing District 16 since 2006.  Creighton holds a J.D. from Oklahoma City University Law School as well as a B.A. in Government from the University of Texas, Austin.  Creighton’s employment before 2006 includes positions with the Texas Senate, Texas Attorney General, Oklahoma Attorney General and private legal practice and land development.  He is involved in a multiple community involvement projects, legislative roles and has received a multitude of recognitions, honors and services awards.

David Ellent, M.D.  See “Appointment of Executive Officers” for biographical information about Dr. Ellent.

Joel Kerschenbaum, M.D., age 63, was elected to the Company’s board of directors effective December 31, 2012.  Dr. Kerschenbaum is full-time Family Medicine Physician that has practiced in The Woodlands / Conroe, Texas area since 1980.  Prior to joining Greater Houston Physicians Medical Association (GHPMA) in 2010, Dr. Kerschenbaum was a part of Sadler Clinic (1980 – March, 2010) and maintained a private practice in Kitchener, Ontario, Canada (1974-1980).  He earned his Medical Degree from University of Toronto in 1974 and completed residency / internship at St. Michael Hospital in Toronto, Ontario.  Dr. Kerschenbaum is a member of the Texas Medical Association, American Academy of Family Practice, and Montgomery County Medical Society (President 1988, Board of Directors 1989).  At Sadler Clinic, Dr. Kerschenbaum held multiple positions, some of which include Board of Directors (1993-2000 and 2005-2009); Chairman of Governance committee (2005); Joint Policy Board (1992-2000); Vice-chairman Joint Policy Board (1992-1998); Chairman of Operations committee (1996-1998); Chairman of the Board of Directors (1998-2000).  Additional professional experience includes Board of Directors, North Montgomery County Physician’s Association (1993-1999);  Founder of the Community Clinic – a not for profit clinic formed to provide free dental, medical and social services to the working poor of Montgomery and Harris counties; Medical Director of the Community Clinic (1996 – 2010); Member of the Board of Directors of the South County Community Clinic (1996 – 2010); Chairman of the Board of Directors for the South County Community Clinic (1996 – 2001); Interfaith of the Woodlands – Board of Directors  (January 2012 to present); Interfaith Community Clinic – Board of Directors (January 2012 to present); Interfaith Community Clinic Advisory Board (January 2010 to present).

John V. Peet, M.D., age 68, was elected to the Company’s board of directors effective December 31, 2012.  Dr. Peet is a full-time Family Practice Physician in Conroe, Texas.  Prior to joining Greater Houston Physician’s Medical Association (GHPMA) in 2010, and since 1973, Dr. Peet was part of Sadler Clinic, where he maintained a full-time medical practice.  From 1990-2000, Dr. Peet served as Sadler’s Chief of Staff, Chairman of the Board, and Medical Director.  He earned his medical degree from Southwestern Medical School (1966-1970), his undergraduate major of Chemical Engineering at University of Texas (1966); and while serving in the United States Air Force completed the Internship – Straight Surgery (1970-1971) program and Flight Surgeon Survival Training (1971-1973).   Dr. Peet has also held multiple professional leadership positions and served in community service roles over the years, some of which include Chief of Staff – Doctor’s Hospital, Conroe (1977, 1981, 1982); Past President of Montgomery County Medical Society; Program Medical Director for Healthsouth, Woodlands (2004-Present); Chief of Staff Healthsouth, Woodlands (2008-Present).

Ivan Wood.  See “Appointment of Executive Officers” for biographical information about Mr. Wood.

None of the Company’s directors are being compensated for their services as a director at this time.

There are no transactions with related persons required to be disclosed under S-K Item 404(a) except as pursuant to the Note as disclosed in Item 1.01 above.  Dr. Asit Jaykant Choksi, M.D. is a majority owner of GHPMA.

Item 9.01.                      Financial Statements and Exhibits

Exhibit Number                                Description

Exhibit 10.1	Executive Employment Agreement entered into by and between Med One Oak, Inc. and Ivan Wood, Jr. effective as of January 1, 2013.

Exhibit 10.2	Executive Employment Agreement entered into by and between Med One Oak, Inc. and Pam Roth effective as of January 1, 2013.

Exhibit 10.3	Promissory Note entered into by and between the Company as borrower in favor of Greater Houston Physician Medical Association, PLLC, effective as of December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MED ONE OAK, INC.
(Registrant)

By:    /S/ Ivan Wood, Jr.
Name: Ivan Wood, Jr.
Title:   Chief Executive Officer and President

DATE:  January 7, 2013